Exhibit 31.1

CERTIFICATION

OF PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Michael D. Farkas, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Balance Labs, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	[Omitted pursuant to Exchange Act Rule 13a-14 of the Securities Exchange Act of 1934];

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	[Omitted pursuant to Exchange Act Rule 13a-14 of the Securities Exchange Act of 1934]:

a)	[Omitted pursuant to Exchange Act Rule 13a-14 of the Securities Exchange Act of 1934]; and

b)	[Omitted pursuant to Exchange Act Rule 13a-14 of the Securities Exchange Act of 1934].

Date: November 16, 2015

/s/ Michael D. Farkas
Michael D. Farkas
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive & Financial Officer)